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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2005

                          INGLES MARKETS, INCORPORATED
             (Exact name of registrant as specified in its charter)

        NORTH CAROLINA               0-14706                    56-0846267
 (State or other jurisdiction      (Commission                 (IRS Employer
       of incorporation)           File Number)              Identification No.)

                       P.O. Box 6676, Asheville, NC 28816
                              (Address of Principal
                               Executive Offices)


                                 (828) 669-2941
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing
               Rule or Standard; Transfer of Listing.

On February 16, 2005, Ingles Markets, Incorporated (the "Company") received an Additional Delinquency Notice ("the Additional Notice") from the staff of The Nasdaq Stock Market. As previously announced, the Company received an initial notice from Nasdaq due to the failure to timely file its Form 10-K for the year ended September 25, 2004. The Company attended a hearing before the Nasdaq Listing Qualifications Panel ("the Panel") on January 27, 2005. At that hearing, in addition to an extension of time for filing the Annual Report on Form 10-K, the Company requested an extension of time to file its Form 10-Q quarterly report for the first quarter of fiscal 2005 ended December 25, 2004. The Company has now filed its Form 10-K and is working on its December 2004 quarterly financial close and filing of its Form 10-Q.

The Additional Notice received from Nasdaq stated that the Company failed to timely file its Form 10-Q for the quarterly period ended December 25, 2004 as required under Market Place Rule 4310(c)(14). On February 4, 2005, the Company filed a Form 12b-25 (Notification of Late Filing) with respect to its Form 10-Q for the quarter ended December 25, 2004. In its notification, the Company explained that the previously announced delay in the filing of its Form 10-K for fiscal 2004, as a result of an internal inquiry following receipt of an SEC informal investigation, has resulted in the inability of the Company to finalize its financial statements for the quarter ended December 25, 2004 and the related Form 10-Q.

The Panel has not rendered its decision on the Company's request that Nasdaq continue the listing of the Company's Class A Common Stock. The Company's stock continues to trade pending such decision. There can be no assurance that the Panel will agree with the Company's request to continue the listing of the Company's Class A Common Stock on The Nasdaq National Market.

Item 9.01      Financial Statements and Exhibits.

        (c) Exhibits.

    99.1 Copy of press release issued by Ingles Markets, Incorporated on February 22, 2005.





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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INGLES MARKETS, INCORPORATED



Date: February 22, 2005                   By: /s/ Brenda S. Tudor
                                              ----------------------------------
                                              Brenda S. Tudor
                                              Vice President-Finance and Chief
                                              Financial Officer